UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: April 22, 2008
(Date of earliest event reported)

Mexco Energy Corporation
(Exact name of registrant as specified in its charter)

CO	0-6694	84-0627918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

214 W. Texas Avenue, Suite 1101 Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Acquisition Results

On April 22, 2008, Mexco Energy Corporation issued a news release to announce further developments on the $1,850,000 purchase of a 21.45% royalty interest in a 122 acre tract in Tarrant County, Texas.

Copy of the news release is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document

99.1	News Release dated April 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Date: April 22, 2008	By:	/s/ Tammy McComic
Tammy McComic
Vice President and Chief Financial Officer